SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2004

Buckeye Partners, L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	1-9356	23-2432497

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5002 Buckeye Rd. P.O. Box 368 Emmaus, PA	18049

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 232-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     Buckeye Partners, L.P. (the “Partnership”) wishes to disclose the issuance of its press release dated July 1, 2004, which is attached to this Current Report on Form 8-K as Exhibit 99 and is hereby incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit Number	Exhibit Title
99	Press release by the Partnership, dated July 1, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye Pipe Line Company LLC, its General Partner

	By:	Stephen C. Muther

Stephen C. Muther
Senior Vice President Administration, General Counsel and Secretary

Dated: July 1, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99	Press release by the Partnership, dated July 1, 2004.